SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement (the "Agreement"), dated as of October 25, 2006, between GMAC Mortgage, LLC, as seller (the "Seller"), and GMACM Home Equity Loan Trust 2006-HE4, as issuer (the "Issuer"), and pursuant to the mortgage loan purchase agreement dated as of September 27, 2006 (the "Mortgage Loan Purchase Agreement"), among GMAC Mortgage, LLC, as a seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and The Bank of New York Trust Company, National Association, as indenture trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of September 27, 2006, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.
                      ---------------------------------

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans (including the Subsequent Cut-Off Date Principal Balance now existing and all Additional Balances thereafter arising to and including the date immediately preceding the commencement of the Rapid Amortization Period), all principal received and interest thereon on and after the Subsequent Cut-Off Date, all monies due or to become due thereon and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to
Section 2.2 of the Mortgage Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, payment intangibles, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

        (c) Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.
                      ----------------------------------------------------

        (a) The Seller hereby affirms the representations and warranties made by it and set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Agreement and Section 2.2(c) of the Mortgage Loan Purchase Agreement. GMACM, as Servicer of the Subsequent Mortgage Loans hereby affirms the representations and warranties made by it regarding the Subsequent Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Mortgage Loan Purchase Agreement relating to the Subsequent Mortgage Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes or the Enhancer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Enhancer or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section  5.   Counterparts.   This   Instrument   may  be   executed  in
counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

        Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                            GMAC MORTGAGE, LLC,
                               as Seller



                            By:
                                ---------------------------------------
                                Name: PATRICIA C. TAYLOR
                                Title: VICE PRESIDENT


                            GMACM HOME EQUITY LOAN TRUST 2006-HE4, as Issuer

                            By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely
                                   as
                                   Owner Trustee



                            By:
                                ---------------------------------------
                                Name:
                                Title:


                            GMAC MORTGAGE, LLC,
                               as Servicer



                            By:
                                ---------------------------------------
                                Name: PATRICIA C. TAYLOR
                                Title: VICE PRESIDENT

                                   Attachments

A.  Additional  terms of sale.
B.  Schedule of Subsequent  Mortgage  Loans.
C.  Seller's Officer's Certificate.
D.  Seller's Officer's Certificate (confirmation of Enhancer approval).

                     GMACM HOME EQUITY LOAN TRUST 2006-HE4 (PRE-FUNDING)

                  ATTACHMENT A TO SUBSEQUENT TRANSFER AGREEMENT

                                October 25, 2006

A.
      1.  Subsequent  Cut-Off Date:  September 30, 2006
      2.  Subsequent  Transfer  Date:  October 25, 2006
      3.  Aggregate  Principal  Balance of the Subsequent Mortgage Loans
          as $111,293,146.83 of the Subsequent Cut-Off Date:
      4.  Purchase Price:                                     100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                    300.00 months
      2.   Minimum Loan Rate:                                  5.750
      3.   Maximum Loan Rate:                                  15.750
      4.   WAC of all Subsequent Mortgage Loans:               8.4701
      5.   WAM of all Subsequent Mortgage Loans:               0.2201
      6.   Largest Principal Balance:                          $1,000,000.00
      7.   Non-owner occupied Mortgaged Properties:            0.00 %
      8.   California zip code concentrations:                 21.89% and 4.52%
      9.   Condominiums:                                       5.49 %
      10.  Single-family:                                      92.06 %
      11.  Weighted average term since origination:            184.960
      12.  Principal balance of Subsequent Mortgage Loans with
           respect to                                          $3,742,001.47
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13. Number of Subsequent Mortgage Loans with respect to which the 3.36% Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                    EXHIBIT 3

                                 ADDITION NOTICE



DATE: October 25, 2006

The Bank of New York Trust Company, NA      Moody's Investors Service, Inc.
227 W. Monroe Street, 26th Floor            99 Church Street
Chicago, IL 60606                           New York, New York 10007



MBIA Insurance Corporation                  Standard & Poor's, a division of The
113 King Street                             McGraw-Hill Companies, Inc.
Armonk, NY  10504                           55 Water Street
Attention:  Insured Portfolio Management    New York, New York 10041-0003
Structured Finance
Re:  GMACM Home Equity Loan Trust 2006-HE4


Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890



                   Re: GMACM Home Equity Loan Trust 2006-HE4 (Pre-Funding)

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of September 27, 2006 (the "Purchase Agreement"), among GMAC Mortgage, LLC, as a Seller and Servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Equity Loan Trust 2006-HE4, as Issuer and The Bank of New York Trust Company, National Association, as Indenture Trustee, the Seller has designated the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on October 25, 2006, with an aggregate Principal Balance of $111,293,146.83. Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of September 27, 2006, between the Issuer and the Indenture Trustee.

        Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                            Very truly yours,


                                            GMAC MORTGAGE, LLC,
                                               as Seller



                                            By:
                                                -------------------------------
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT


ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION,
    as Indenture Trustee



By:
    --------------------------------
    Name:
    Title: